SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 22, 2003

SILICON GRAPHICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-10441		94-2789662
(Commission File Number)		(IRS Employer Identification No.)

1600 Amphitheatre Parkway Mountain View, CA		94043-1351
(Address of Principal Executive Offices)		(Zip Code)

(650) 960-1980
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Required FD Disclosure

                    On May 22, 2003, Silicon Graphics, Inc. (“SGI”) announced a restructuring plan.  A copy of the press release issued by SGI on May 22, 2003 is attached hereto as Exhibit 99.1 and is incorporated into this item of this report as if fully set forth herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                    (c)  Exhibits

                                         (99.1)  Press Release of Silicon Graphics, Inc. dated May 22, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON GRAPHICS, INC.

Date:	May 21, 2003	By:	/s/ Sandra M. Escher
			Name:	Sandra M. Escher
			Title:	Senior Vice President and General Counsel